Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, FU Wah, Chief Executive Officer, Secretary and Director of King Resources, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Amendment No. 1 to Form 10-K of King Resources, Inc. for the period ended March 31, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of King Resources, Inc..

/s/ FU Wah
FU Wah
Title: Chief Executive Officer, Secretary and Director

Dated: October 16, 2023